UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

Earliest Event Date requiring this Report:  November 15, 2012
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CAPSTONE COMPANIES, INC.
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA	0-28331	84-1047159
(State of Incorporation or	(Commission File Number)	(I.R.S. Employer
Organization)	Identification No.)

350 Jim Moran Blvd.
Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

ITEM 8.01    Other Events.  Capstone Companies, Inc. (formerly “CHDT Corporation”) (“Company”) held a webcast on November 15, 2012 to review financial results for the third quarter of fiscal year 2012.  A transcript will be filed by amendment  and is noted below as Exhibit 99.1 along with Exhibit 99.2, A Press Release, released on November 14, 2012, announcing the Q3 results and financials.

The information presented in Item 8.01 of this Current Report on Form 8-K and its exhibits or sources incorporated by reference herein shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or specifically incorporate it by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

ITEM  9.01    Financial Statements and Exhibits

EXHIBIT NUMBER                                           EXHIBIT DESCRIPTION

99.1  Transcript of November 15, 2012 Webcast by Capstone Companies, Inc.
To be filed by amendment

99.2  Press Release and Q3 Financials - November 14, 2012
Filed Herein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date:   November 16, 2012

By: /s/ Stewart Wallach
Chief Executive Officer